UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2025

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 18, 2025, Treasure Global Inc (the “Company”) entered into letter of intent (the “Letter”) with Tee Chee Siong (the “Vendor”) pursuant to which the Company expresses its intent to, in principle, to buy the 51% of the issued share capital of Quarters Elite Advisory Sdn Bhd (the “Target Company”) (the “Proposed Transaction”) from the Vendor subject to the agreement and signature by the parties of a legally binding share purchase agreement or any other definitive agreement (“Agreement”) (as the case may be).

Subject to satisfaction of all Conditions, as described in the Letter and the completion of due diligence to the satisfaction of the Board of Director of the Company, the Company and the Vendor agreed that the aggregate purchase price is Ringgit Malaysia Five Million One Hundred Sixty Thousand (RM5,160,000.00) (“Purchase Consideration”) (equivalent to United States Dollar One Million Two Hundred Thousand (US$1,200,000.00) calculated at the prevailing exchange rate of US$1:RM4.30). For the avoidance of doubt, both parties agree that the Purchase Consideration is at per determined price, however such Purchase Consideration shall be subjected to the independent valuer valuation of the Target Company.

Except for the paragraphs 2 and 6 of the Letter, the Letter is non-binding, and there can be no assurance that the Company and the Vendor will ultimately enter into a definitive agreement for the Proposed Transaction, that the Proposed Transaction will be consummated, or as to the timing or ultimate terms of any Proposed Transaction that may occur.

The above summary of the Letter is qualified in its entirety by reference to the full texts of the Letter and, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s ability to (i) satisfy the requirements of the Letter, (ii) negotiate a definitive agreement for the Proposed Transaction on the terms set forth in the Letter, (iii) satisfy the conditions precedent to the Proposed Transaction, including the receipt of any required stockholder or Nasdaq approval, (iv) consummate the Proposed Transaction on the terms set forth in the Letter, or (v) obtain the capital necessary to complete the negotiation and consummation of the Proposed Transaction. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including: the Company’s ability to enter into a definitive agreement with respect to the Proposed Transaction or consummate a Proposed Transaction; the risk that the Company will not be able to obtain sufficient additional capital to make the required investment the Target Company or to negotiation and consummate the Proposed Transaction; the risk that the approval of the Company’s stockholders or Nasdaq for the Proposed Transaction is not obtained; failure to realize the anticipated benefits of the Proposed Transaction, including as a result of a delay in consummating the Proposed Transaction or difficulty in integrating the businesses of the Company; those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the Securities and Exchange Commission. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. The Company specifically disclaims any obligation to update such forward-looking statements unless legally obligated to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Letter Agreement between Treasure Global Inc. and Tee Chee Siong dated November 18, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2025	TREASURE GLOBAL INC.

	By:	/s/ Carlson Thow
	Name:	Carlson Thow
	Title:	Chief Executive Officer

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